UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

CLOUGH GLOBAL OPPORTUNITIES FUND

(Name of Registrant as Specified In Its Charter)

ALPS Fund Services, Inc.

Attn: Erin D. Nelson, Esq.

1290 Broadway, Suite 1100, Denver, CO 80203

(720) 917-0602

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

PROXY TABULATOR
PO BOX 55046
BOSTON, MA 02205-5046

CLOUGH GLOBAL OPPORTUNITIES FUND
2013 Annual Meeting of Shareholders
July 15, 2013 at 9:00 A.M., Mountain Time

1290 Broadway
Suite 1100
Denver, CO 80203

*** Your Vote is Important ***

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to be Held on July 15, 2013.

Dear Shareholder,

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and by other means described on the back of this notice. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials, including the Annual Meeting Notice, the proxy statement and proxy card are available at www.eproxyvote.com/clough.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the back of this notice on or before July 3, 2013 to facilitate timely delivery.

The 2013 Annual Meeting of Shareholders (the “Annual Meeting”) of Clough Global Opportunities Fund will be held on July 15, 2013 at 9:00 a.m. Mountain Time at the offices of the Fund at 1290 Broadway, Suite 1100, Denver, CO 80203. Directions to the meeting can be obtained by calling 877-256-8445. The Meeting will be held for the purpose of voting on the following proposal, of which the Board of Trustee’s recommends that you vote FOR:

3.	To Elect (3) Trustees of the Fund:
(1)	Adam D. Crescenzi
(2)	Jerry G. Rutledge
(3)	Vincent W. Versaci

In addition, any other business that may properly come before the Annual Meeting or any adjournment or postponement may be transacted at the Annual Meeting.

You may attend the Annual Meeting and vote your shares at that time. If you cannot attend or do not wish to attend the Annual Meeting, please follow the instructions below to view the materials and vote online or obtain proxy materials via one of the methods listed on the back of this notice. Please vote your proxy promptly so that your shares may be represented at the Annual Meeting. Thank you in advance for your participation.

Online Viewing and Voting is Quick, Easy and Eco-Friendly!
A convenient way to View important Proxy Materials and Vote immediately in 3 simple steps

Step 1: Go to the Electronic Voting Site at www.eproxyvote.com/clough

Step 2: Access and View the Proxy Materials by clicking on the associated links provided.

Step 3: Follow simple instructions on the screen to log in and vote your eligible position(s).

REQUESTING COPIES OF THE PROXY MATERIALS

The proxy statement is available online. If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 15, 2013 to facilitate timely delivery.

Internet – Access the Internet and go to www.ematerials.com/clough. Follow the instructions to log in and order copies.

Telephone – Call us free of charge at 866-551-3628 in the U.S. or Canada using a touch-tone phone and follow the instructions to log in and order copies.

E-mail – Send us an e-mail at fundproxy@ematerials.com with “Clough Funds Materials Request” in the subject line. The e-mail must include:

• The 13-digit control # located in the box in the upper right hand corner on the front of this notice.

• Your preference to receive materials via mail -or- to receive an e-mail with links to the electronic materials.

• If you choose e-mail delivery, you must include your e-mail address.

• If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your social security number or Tax ID number in the e-mail.

HOW TO VOTE: (Please note: You cannot vote by returning this Notice)

To vote your eligible position(s), you must either (1) vote online via the Internet (as instructed on the front of this notice), (2) vote by calling 1-866-977-7699 and following the recorded instructions, or (3) request a copy of a full set of proxy materials, which includes a proxy voting card (as instructed above). If you wish to vote at the meeting, then bring this notice and proper identification with you.

WE NEED YOUR VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP US AVOID THE EXPENSE

OF FURTHER SOLICITATION.

THANK YOU IN ADVANCE FOR YOUR PARTICIPATION.

Proxy Tabulator
PO Box 55046
Boston MA 02205-5046	Your Proxy Vote is Important!

Vote by Internet
Please go to the electronic voting site at www.eproxyvote.com/clough. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

Vote by Mail
Complete, sign and date your proxy card and return it promptly in the enclosed envelope.

If Voting by Mail Remember to sign and date form below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	Proxy Tabulator PO Box 55046 Boston MA 02205-9836

CLOUGH GLOBAL OPPORTUNITIES FUND

PROXY FOR A ANNUAL MEETING OF SHAREHOLDERS

July 15, 2013

The undersigned hereby appoints Erin D. Nelson and Jeremy O. May, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Clough Global Opportunities Fund (the “Fund”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203 on Monday, July 15, 2013, at 9:00 a.m. MT, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

Note: Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature	Date

PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the

Clough Global Opportunities Fund

Annual Shareholder Meeting to Be Held on

July 15, 2013

The Proxy Statement for this meeting is available at:

www.eproxyvote.com/clough

PLEASE VOTE YOUR PROXY TODAY!

TO VOTE YOUR PROXY BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

YOU ALSO MAY VOTE YOUR PROXY VIA THE INTERNET.

PLEASE MARK VOTE AS IN THIS EXAMPLE:  ■

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 3 and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal 3.

3. To Elect three (3) Trustees of the Fund:	FOR ALL	WITHOLD ALL	FOR ALL EXCEPT*
	☐	☐	☐
(01) Adam D. Crescenzi
(02) Jerry G. Rutledge
(03) Vincent W. Versaci
(*INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.